Exhibit 4.1

No. of Certificate		No. of Shares

[Number]	INCORPORATED UNDER THE LAWS OF BERMUDA GASLOG LTD.	[Number of Shares]

       CUSIP G37585117

THIS IS TO CERTIFY that                                                                                            is the owner of

FULLY PAID AND NON-ASSESSABLE
8.75% SERIES A CUMULATIVE REDEEMABLE PERPETUAL PREFERENCE SHARES, PAR VALUE $0.01, OF

GasLog Ltd. (hereinafter called the “Company”), held subject to all the provisions of the Memorandum of Association and Bye-laws of the Company and the Certificate of Designations related to the 8.75% Series A Cumulative Redeemable Perpetual Preference Shares and the amendments from time to time made thereto and transferable in accordance therewith. The shares represented by this Certificate have limited voting rights. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS, the seal of the Company and the signatures of its duly authorized officers.

Dated:

SECRETARY	CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC TRANSFER AGENT AND REGISTRAR By Authorized Signature

The Company
will furnish without charge to each GasLog Ltd. shareholder who so requests a statement of the number of shares constituting each class or series of shares and the designation thereof, and a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                               hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and such shares are subject to the Company’s Memorandum of Association, Bye-laws and the Certificate of Designations related to the 8.75% Series A Cumulative Redeemable Perpetual Preference Shares and are transferable in accordance therewith.

Attorney

Dated
	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.